This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of The NOAH FUND (the "company").

I William L. Van Alen, the President of the company, certify that:

     (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

     Date: 1/7/2004                          /s/ William L. Van Alen, Jr.
           ------------                      -----------------------------------
                                             William L. Van Alen, jr.
                                             President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of The NOAH FUND (the "company").

I William L. Van Alen, the Treasurer of the company, certify that:

     (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

     Date: 1/7/2004                          /s/ William L. Van Alen, Jr.
           ------------                      -----------------------------------
                                             William L. Van Alen, jr.
                                             Treasurer